Exhibit 1.1

EXECUTION VERSION

PENN VIRGINIA RESOURCE PARTNERS, L.P.

3,350,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

LEHMAN BROTHERS INC.	March 10, 2005

RBC CAPITAL MARKETS CORPORATION

UBS SECURITIES LLC

A. G. EDWARDS & SONS, INC.

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

SANDERS MORRIS HARRIS INC.

c/o LEHMAN BROTHERS INC.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Penn Virginia Resource Partners, L.P., a Delaware limited partnership (the “Partnership”), and Peabody Natural Resources Company, a Delaware general partnership (the “Selling Unitholder”), a wholly owned indirect subsidiary of Peabody Energy Corporation (“Peabody Energy”) and a unitholder of the Partnership, propose to sell to the several underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 3,350,000 Common Units, including 2,511,842 Common Units to be sold by the Partnership (the “Partnership Units”) and 838,158 Common Units to be sold by the Selling Unitholder (the “Peabody Units”) (collectively, the “Firm Units”), representing limited partner interests in the Partnership (“Common Units”). In addition, the Partnership proposes to grant to the Underwriters an option to purchase up to an additional 502,500 Common Units, on the terms and for the purposes set forth in Section 3 (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.” Capitalized terms used but not defined herein shall have the same meanings given them in the Partnership Agreement or the Prospectus (each as defined herein).

For purposes of this Agreement, (i) Penn Virginia Resource GP Corp., a Delaware corporation (“GP Corp.”), is a wholly owned indirect subsidiary of Penn Virginia Corporation, a Virginia corporation (“Penn Virginia”); (ii) Penn Virginia Resource GP, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of GP Corp. (the “General Partner”), is the general partner of the Partnership; (iii) Penn Virginia Operating Co., LLC, a Delaware limited liability company (the “Operating Company”), is a wholly owned direct subsidiary of the Partnership; and (iv) each of K Rail LLC, a Delaware limited liability company (“K Rail LLC”), Loadout LLC, a Delaware limited liability company (“Loadout LLC”), Wise LLC, a Delaware limited liability company (“Wise LLC”), Fieldcrest Resources LLC, a Delaware limited liability company (“Fieldcrest LLC”), Suncrest Resources LLC, a Delaware limited liability company (“Suncrest LLC”), and PVR Midstream LLC, a Delaware limited liability company (“Midstream LLC”), is a wholly owned direct subsidiary of the Operating Company (collectively, the “Operating Subsidiaries”). The Partnership, the Operating Company and the Operating Subsidiaries are collectively referred to herein as the “Partnership Group.” The General Partner, the Partnership, the Operating Company and the Operating Subsidiaries are collectively referred to herein as the “Partnership Entities.”

This is to confirm the agreement among the General Partner, the Partnership and the Operating Company (collectively, the “Penn Virginia Parties”), the Selling Unitholder and Peabody Energy (together, the “Peabody Parties”) and the Underwriters concerning the purchase of the Firm Units from the Partnership and the Selling Unitholder and the purchase of the Option Units from the Partnership by the Underwriters.

1. Representations, Warranties and Agreements of the Penn Virginia Parties. Each of the Penn Virginia Parties, jointly and severally, represents and warrants to, and agrees with, the Underwriters and the Peabody Parties that:

(a) Definitions. The Partnership has filed with the Securities and Exchange Commission (the “Commission”) (i) a registration statement on Form S-3 (file number 333-106195), including a prospectus, relating to the issuance of, among other securities, Common Units by the Partnership (the “Universal Shelf Registration Statement”), and (ii) a registration statement on Form S-3 (file number 333-106239), including a prospectus, relating to 2,763,158 Common Units to be sold by the Selling Unitholder (the “Resale Registration Statement”). The Partnership has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the “Prospectus Supplement”) specifically relating to the Units pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission thereunder (the “Rules and Regulations”) supplementing information set forth in both the Universal Shelf Registration Statement and the Resale Registration Statement. For purposes of this Agreement, “Universal Shelf Effective Time” means the date and time the Universal Shelf Registration Statement became effective and “Resale Effective Time” means the date and time the Resale Registration Statement became effective. The Universal Shelf Registration Statement, as amended at the Universal Shelf Effective Time, and the Resale Registration Statement, as amended at the Resale Effective Time, including, in each case, the information, if any, deemed to be part thereof pursuant to Rule 430A under the Securities Act, are hereinafter each referred to as a “Registration Statement” and collectively referred to as the “Registration Statements.” The term “Basic Prospectuses” means the prospectus included in the Universal Shelf Registration Statement together with the prospectus included in the Resale Registration Statement. The term “Prospectus” means the Basic Prospectuses together with the Prospectus Supplement. The term “Preliminary Prospectus” means the preliminary prospectus supplement dated March 9, 2005 specifically relating to the Units, together with the Basic Prospectuses. As used herein, the terms “Registration Statements,” “Basic Prospectuses,” “Prospectus” and “Preliminary Prospectus” shall include in each case the documents, if any, incorporated by reference therein (the “Incorporated Documents”). The terms “supplement,” “amendment” and “amend” as used herein shall include the filing of all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of this Agreement by the Partnership with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) No Material Misstatements or Omissions. Each Registration Statement conforms in all material respects to the requirements of the Securities Act and the Rules and Regulations and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and do not or will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the statements made by the Partnership in such documents within the coverage of Rule 175(b) of the Rules and Regulations under the Securities Act, including (but not limited to) any statements with respect to future available cash or future cash distributions of the Partnership or the anticipated ratio of taxable income to distributions, was made with a reasonable basis and in good faith. Notwithstanding the foregoing, no representation or warranty is made as to information contained in or omitted from the Registration Statements or the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion therein. The Incorporated Documents heretofore filed with the Commission, when they were filed, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and did not, as of the time each such document was filed, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any further Incorporated Documents so filed will, when they are filed, conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not, as of the time each such document is filed, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) Effectiveness; Form S-3. Each Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of a Registration Statement is in effect; and no proceedings for such purpose are pending before or, to the knowledge of the Penn Virginia Parties, threatened by the Commission. The conditions for the use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

(d) Formation and Qualification of Partnership. The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) with full partnership power and authority to own or lease its properties and to conduct its business, in all material respects as described in the Registration Statements and the Prospectus. The Partnership is, or at each Delivery Date (as defined below) will be, duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a material adverse effect on the condition (financial or otherwise), business, prospects, assets or results of operations of the Partnership Group taken as a whole (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability.

(e) Formation and Qualification of Operating Company and Operating Subsidiaries. The Operating Company and each of the Operating Subsidiaries has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”) with full limited liability company power and authority to own or lease its properties and to conduct its business, in all material respects as described in the Registration Statements and the Prospectus. The Operating Company and each of the Operating Subsidiaries is, or at each Delivery Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(f) Formation and Qualification of General Partner. The General Partner has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with full limited liability company power and authority to own or lease its properties, to conduct its business and to act as general partner of the Partnership, in all material respects as described in the Registration Statements and the Prospectus. The General Partner is, or at each Delivery Date will be, duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(g) Ownership of General Partner Interests. The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the Partnership (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

(h) Ownership of the Incentive Distribution Rights. The General Partner owns all of the Incentive Distribution Rights, and such Incentive Distribution Rights have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Registration Statements under the caption “Description of the Common Units—Limited Liability”); and the General Partner owns the Incentive Distribution Rights free and clear of all liens, encumbrances (except restrictions on transferability as described in the Prospectus), security interests, equities, charges or claims.

(i) Capitalization. As of March 7, 2005, the issued and outstanding limited partner interests of the Partnership consist of 12,338,458 Common Units and 5,737,410 Subordinated Units. Penn Virginia indirectly, through one or more direct or indirect wholly owned subsidiaries, owns 2,048,426 Common Units and 5,737,410 Subordinated Units; and Penn Virginia indirectly owns such Common Units and Subordinated Units free and clear of all liens, encumbrances, security interests, equities, charges or claims. All outstanding Common Units and Subordinated Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Registration Statements under the caption “Description of the Common Units — Limited Liability”). At the First Delivery Date or the Second Delivery Date, as the case may be, the Partnership Units or the Option Units, as the case may be, and the limited partner interests represented thereby, will be duly authorized by the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and non-assessable (except as such non-assessability may be affected by matters described in the Registration Statements under the caption “Description of the Common Units—Limited Liability”). The Units conform in all material respects to the description thereof contained in the Registration Statements.

(j) Ownership of Operating Company. The Partnership owns a 100% membership interest in the Operating Company; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the Operating Company (the “Operating Company Agreement”) and is fully paid (to the extent required under the Operating Company Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

(k) Ownership of Operating Subsidiaries. The Operating Company owns a 100% membership interest in each Operating Subsidiary; such membership interests have been duly authorized and validly issued in accordance with the respective limited liability company agreement of each Operating Subsidiary (together, the “Operating Subsidiary LLC Agreements”) and are fully paid (to the extent required under the Operating Subsidiary LLC Agreements) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and other than as set forth in the Prospectus, the Operating Company owns such membership interests free and clear of all liens, encumbrances, security interests, equities, charges or claims.

(l) Ownership of General Partner. GP Corp owns a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner (the “General Partner LLC Agreement”) and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and GP Corp. owns such membership interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

(m) Ownership of GP Corp. Penn Virginia indirectly, through one or more direct or indirect wholly owned subsidiaries, owns all of the outstanding shares of capital stock of GP Corp.; such capital stock has been duly authorized and validly issued in accordance with the certificate of incorporation of GP Corp., and is fully paid and nonassessable; such capital stock is owned free and clear of all liens, encumbrances, security interests, equities, charges or claims.

(n) No Other Subsidiaries. Other than (i) the Partnership’s ownership of a 100% membership interest in the Operating Company, (ii) the Operating Company’s ownership of a 100% membership interest in each of the Operating Subsidiaries, (iii) Loadout LLC’s 50% interest in a joint venture with affiliates of Massey Energy Company, and (iv) PVR Midstream LLC’s interests in its subsidiaries, neither the Partnership nor the Operating Company own, and at the First Delivery Date and the Second Delivery Date, neither will own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than its ownership of its partnership interests in the Partnership, the General Partner does not own, and at the First Delivery Date and Second Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

(o) No Preemptive Rights, Registration Rights or Options. Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, (i) any limited partner interests or membership interests of any of the Partnership Entities, in each case pursuant to the organizational documents or any agreement or other instrument to which any Partnership Entity is a party or by which any of them may be bound. Neither the filing of the Registration Statements nor the offering or sale of the Units by the Partnership and the Selling Unitholder as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership or any of its subsidiaries, other than as provided in the Partnership Agreement, the Registration Rights Agreement dated as of December 19, 2002 by and between the Partnership and the Selling Unitholder or as have been waived. Except as described in the Prospectus or for options granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans, there are no outstanding options or warrants to purchase any partnership or membership interests or capital stock in any Partnership Entity.

(p) Authorization of this Agreement. This Agreement has been duly authorized and validly executed and delivered by the Penn Virginia Parties.

(q) Operative Agreements.

(i) the Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; provided that, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and provided further, that the indemnity, contribution and exoneration provisions contained in the Partnership Agreement may be limited by applicable laws and public policy.

(ii) the Operating Company Agreement has been duly authorized, executed and delivered by the Partnership; and

(iii) the Operating Subsidiary LLC Agreements have been duly authorized, executed and delivered by the Operating Company.

The Partnership Agreement, the Operating Company Agreement and the Operating Subsidiary LLC Agreements are herein collectively referred to as the “Operative Agreements.”

(r) No Conflicts. None of the execution, delivery and performance of this Agreement by the Penn Virginia Parties or the consummation of the transactions contemplated hereby (i) constitutes or will constitute a violation of the agreement of limited partnership, limited liability company agreement or other organizational documents of any of the Partnership Entities, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is or was a party, or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect.

(s) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Partnership Entities or any of their respective properties is required in connection with the execution, delivery and performance of this Agreement, or the consummation by the Partnership Entities of the transactions contemplated by this Agreement, except for such consents required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws.

(t) No Default. None of the Partnership Entities is (i) in violation of its certificate or agreement of limited partnership, limited liability company agreement or other organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it, or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect, or could materially impair the ability of any of the Penn Virginia Parties to perform their obligations under this Agreement.

(u) Independent Public Accountants. The accountants, KPMG LLP, who have certified or shall certify the audited financial statements included in the Registration Statements, any Preliminary Prospectus and the Prospectus (or any amendment or supplement thereto) are independent public accountants with respect to the Partnership and the General Partner as required by the Securities Act and the Rules and Regulations.

(v) Financial Statements. The historical financial statements (including the related notes and supporting schedules) contained or incorporated by reference in the Registration Statements and the Prospectus (and any amendment or supplement thereto) comply in all material respects with the applicable requirements under the Securities Act and the Exchange Act (except that certain supporting schedules are omitted) and present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except to the extent disclosed therein; provided, however, that as to the financial statements of Cantera Natural Gas, LLC - Mid Continent Division, such foregoing representation is made to the best knowledge of the executive officers of the General Partner. The historical financial information of the Partnership contained or incorporated by reference in the Registration Statements and the Prospectus (and any amendment or supplement thereto) under the caption “Summary Historical and Pro Forma Financial Data” are derived from the accounting records of the Partnership and its consolidated subsidiaries taken as a whole and fairly present the information purported to be shown thereby. The pro forma financial statements contained or incorporated by reference in the Registration Statements and the Prospectus (A) comply as to form in all material respects with the applicable requirements of Regulation S-X, (B) have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and (C) have been properly computed on the bases described therein. The assumptions used in the preparation of such pro forma financial statements are reasonable, and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The other historical financial and statistical information and data included or incorporated by reference in the Prospectus are, in all material respects, fairly presented.

(w) No Material Adverse Change. No member of the Partnership Group has sustained since the date of the latest audited financial statements included in the Registration Statements and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Registration Statements and the Prospectus. Except as disclosed in the Registration Statements and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statements and the Prospectus (or any amendment or supplement thereto), (i) no member of the Partnership Group has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, singly or in the aggregate, is material to the Partnership Group, taken as a whole, (ii) there has not been any material change in the capitalization, or material increase in the short-term debt or long-term debt, of the Partnership Group and (iii) there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, singly or in the aggregate, a prospective material adverse change in or affecting the general affairs, condition (financial or other), business, prospects, assets or results of operations of the Partnership Group, taken as a whole.

(x) Legal Proceedings. There are no legal or governmental proceedings pending or, to the knowledge of the Penn Virginia Parties, threatened, against any member of the Partnership Group, or to which any member of the Partnership Group is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statements or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements that are not described or filed as required by the Securities Act.

(y) Title to Properties. The Operating Company and the Operating Subsidiaries have good and indefeasible title to all real property and good title to all personal property described in the Prospectus owned by the Operating Company and the Operating Subsidiaries, free and clear of all liens, claims, security interests or other encumbrances except (i) as described in the Prospectus or (ii) such as do not materially interfere with the use of such properties taken as a whole; provided that, with respect to any real property and buildings held under lease by the Operating Company and the Operating Subsidiaries, such real property and buildings are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties taken as a whole.

(z) Rights-of-Way. Each of the Partnership Group has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a material adverse effect upon the ability of the Partnership Group, taken as a whole, to conduct their businesses in all material respects as currently conducted; each member of the Partnership Group has, or at each Delivery Date will have, fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a material adverse effect upon the ability of the Partnership Group, taken as a whole, to conduct their businesses in all material respects as currently conducted, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Group, taken as a whole.

(aa) Permits. Each member of the Partnership Group has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such permits that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each member of the Partnership Group has fulfilled and performed all its material obligations with respect to such permits and no event has occurred that would prevent the permits from being renewed or reissued or which allows, or after notice or lapse of time would allow, revocation or termination thereof or results or would result in any impairment of the rights of the holder of any such permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect.

(bb) Books and Records. The Partnership (i) makes and keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(cc) Tax Returns. Each of the Partnership Entities has filed (or has obtained extensions with respect to) all material federal, state and foreign income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due pursuant to such returns, other than those (i) that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (ii) which, if not paid, would not reasonably be likely to result in a Material Adverse Effect.

(dd) Investment Company/Public Utility Holding Company. No member of the Partnership Group is now, and after sale of the Units to be sold by the Partnership and the Selling Unitholder hereunder will be, (i) an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or (ii) a “public utility company,” “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” thereof, under the Public Utility Holding Company Act of 1935, as amended.

(ee) Environmental Compliance. Except as disclosed in the Prospectus, the members of the Partnership Group (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below) (“Environmental Laws”), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permits and (iv) do not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability would not, individually or in the aggregate, have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

(ff) No Labor Dispute. Except as disclosed in the Prospectus, no labor dispute with the employees of any of the Partnership Entities exists or, to the knowledge of the Penn Virginia Parties, is imminent or threatened; and except as disclosed in the Prospectus, none of the Penn Virginia Parties is aware of any existing, imminent or threatened labor disturbance by the employees of any of its lessees that would, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect.

(gg) Insurance. The Partnership Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Partnership Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on each Delivery Date.

(hh) Litigation. Except as described in the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Penn Virginia Parties, threatened, to which any member of the Partnership Group is or may be a party or to which the business or property of any member of the Partnership Group is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental agency, and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any member of the Partnership Group is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably expected to (A) singly or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and issuance of the Units, or (C) in any manner draw into question the validity of this Agreement or any Operative Agreement.

(ii) NYSE Listing. The Units have been approved for listing on the New York Stock Exchange (“NYSE”), subject only to official notice of issuance.

(jj) Disclosure Controls and Procedures. The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the General Partner’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness and presented in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “2004 Annual Report”); and (iii) as of December 31, 2004, are effective in all material respects to perform the functions for which they were established.

(kk) Internal Controls. Based on the evaluation of its disclosure controls and procedures in connection with the preparation and filing of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2004: (i) such disclosure controls and procedures are effective to ensure that material information relating to the Partnership, including its consolidated subsidiaries, was accumulated and communicated to the Partnership’s management and made known to the principal executive officer and principal financial officer of the Partnership for the year ended December 31, 2004, and (ii) the Partnership’s internal control over financial reporting was effective.

(ll) Changes in Disclosure Controls and Procedures. Other than as disclosed in the 2004 Annual Report, no significant changes were made in the Partnership’s internal controls over financial reporting since December 31, 2004 that have materially affected the Partnership’s internal control over financial reporting.

2. Representations, Warranties and Agreements of the Selling Unitholder. The Peabody Parties represent and warrant to, and agree with, the Penn Virginia Parties and the Underwriters that:

(a) Formation, Due Qualification of Peabody Energy. Peabody Energy is a corporation duly formed and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own and lease its properties and to conduct its business, in each case in all material respects.

(b) Formation, Due Qualification of the Selling Unitholder. The Selling Unitholder is a general partnership duly formed and validly existing in good standing under the laws of the State of Delaware with full partnership power and authority to own and lease its properties and to conduct its business, in each case in all material respects.

(c) Ownership of Selling Unitholder. Peabody Energy indirectly, through one or more direct or indirect wholly owned subsidiaries, owns all of the outstanding partnership interests of the Selling Unitholder; such partnership interests have been duly authorized and validly issued in accordance with the partnership agreement of the Selling Unitholder and are fully paid and nonassessable; such partnership interests are owned free and clear of all liens, encumbrances, security interests, equities, charges or claims.

(d) No Conflicts. None of the execution, delivery and performance of this Agreement by the Peabody Parties or the consummation of the transactions contemplated hereby (i) constitutes or will constitute a violation of the organizational documents of any of the Peabody Parties, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Peabody Parties is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Peabody Parties or any of their properties in a proceeding to which any of them or their property is or was a party, or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Peabody Parties, which conflicts, breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, prospects, assets or results of operations of the Peabody Parties, taken as a whole.

(e) Title to Units. The Selling Unitholder has good and valid title to the Peabody Units, free and clear of all liens, encumbrances, security interests, equities or claims; and upon delivery of such Peabody Units and payment therefor pursuant hereto, good and valid title to such Peabody Units, free and clear of all liens, encumbrances, security interests, equities or claims, will pass to the Underwriters. Assuming that the Underwriters do not have notice of any adverse claim (as defined in Sections 8-102 and 8-105 of the New York Uniform Commercial Code) to the Peabody Units, upon the delivery to the Underwriters of certificates evidencing the Peabody Units registered in the name of the Underwriters (or their nominees) and payment by the Underwriters of the purchase price for the Peabody Units, the Underwriters (or such nominees) will each be a “protected purchaser” (as such term is used in Section 8-303 of the New York Uniform Commercial Code).

(f) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Peabody Parties, and the Selling Unitholder has all requisite power, authority and capacity to sell and deliver the Peabody Units in accordance with and upon the terms and conditions set forth in this Agreement, the Resale Registration Statement and the Prospectus. At the First Delivery Date, all action required to be taken by the Peabody Parties or, if applicable, their stockholders or partners, for the sale and delivery of the Peabody Units and the consummation of the transactions contemplated by this Agreement shall have been validly taken.

(g) No Material Misstatements or Omissions. Although the Peabody Parties have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Resale Registration Statement and Prospectus (except for the information in the Prospectus under the caption “Selling Unitholder”), the Peabody Parties have no reason to believe that the Resale Registration Statement, as of the Resale Effective Time, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statements or the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion therein.

(h) Stabilization. The Peabody Parties have not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(i) No Consents. No consent of or with any court, governmental agency or body having jurisdiction over the Peabody Parties or any of their respective properties is required in connection with the execution, delivery and performance of this Agreement, or the consummation by the Peabody Parties of the transactions contemplated by this Agreement, except for such consents required under the Securities Act, Exchange Act and state securities or “Blue Sky” laws.

3. Purchase of the Units by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Partnership agrees to sell the Partnership Units, and the Selling Unitholder agrees to sell the Peabody Units, to the Underwriters, and the Underwriters agree to purchase such Firm Units.

In addition, the Partnership grants to the Underwriters an option to purchase up to 502,500 Option Units. Such option is granted for the purpose of covering over-allotments in the sale of Firm Units and is exercisable as provided in Section 5 hereof. Option Units shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Units set forth opposite the respective names of such Underwriters in Schedule I hereto. The respective purchase obligations of each Underwriter with respect to the Option Units shall be adjusted by the Underwriters so that no Underwriter shall be obligated to purchase Option Units other than in 100 unit amounts.

The price of both the Firm Units and any Option Units shall be $50.01 per Unit. The Partnership and the Selling Unitholder shall not be obligated to deliver any of the Units to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Units to be purchased on such Delivery Date as provided herein.

4. Offering of Units by the Underwriters. Upon authorization by the Underwriters of the release of the Firm Units, the Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.

5. Delivery of and Payment for the Units. Delivery of and payment for the Firm Units shall be made at the offices of Vinson & Elkins L.L.P. at 10:00 A.M., New York City time, on March 16, 2005 or at such other date or place as shall be determined by agreement between the Underwriters, the Selling Unitholder and the Partnership. This date and time are sometimes referred to as the “First Delivery Date.” On the First Delivery Date, the Partnership and the Selling Unitholder shall deliver or cause to be delivered certificates representing the Firm Units to the Underwriters for the account of the Underwriters against payment to or upon the order of the Partnership and the Selling Unitholder of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.

The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Partnership by the Underwriters. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be purchased and the date and time, as determined by the Underwriters, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Units are delivered are sometimes referred to as the “Second Delivery Date,” and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a “Delivery Date.”

Delivery of and payment for the Option Units shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Underwriters and the Partnership) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Partnership shall deliver or cause to be delivered certificates representing the Option Units to the Underwriters for the account of the Underwriters against payment to or upon the order of the Partnership of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.

6. Further Agreements of the Penn Virginia Parties. Each of the Penn Virginia Parties, jointly and separately, covenants and agrees with the Underwriters and the Peabody Parties:

(a) Preparation of Prospectus and Registration Statements. (i) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; (ii) to make no further amendment or any supplement to a Registration Statement or to the Prospectus except as permitted herein; (iii) to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to a Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; (iv) to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of a Registration Statement or the Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(b) Signed Copies of Registration Statements. To make available promptly to the Underwriters and to counsel for the Underwriter signed copies of the Registration Statements as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(c) Exchange Act Reports. To file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (“Exchange Act Reports”) subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units.

(d) Copies of Documents to the Underwriters. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriters and, upon their request, to prepare and, subject to Section 6(e) hereof, file with the Commission an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

(e) Filing of Amendment or Supplement. To file promptly with the Commission any amendment to a Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Partnership or the Underwriters, be required by the Securities Act or requested by the Commission. Prior to filing with the Commission any amendment to a Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing, which shall not be unreasonably withheld or delayed.

(f) Reports to Security Holders. As soon as practicable after the date hereof, to make generally available to the Partnership’s security holders and to deliver to the Underwriters an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule 158).

(g) Copies of Reports. For a period of two years after the date hereof, to furnish or make available to the Underwriters copies of all materials furnished by the Partnership to its security holders all reports and financial statements furnished by the Partnership to the principal national securities exchange upon which the Units may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

(h) Blue Sky Qualifications. Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in no event shall the Partnership or the General Partner be obligated in connection therewith to qualify as a foreign limited partnership or as a foreign limited liability company, or to file a general consent to service of process in any jurisdiction.

(i) Lock-up Period; Lock-up Letters. For a period of 90 days from the date of this Prospectus, not to, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into, or exchangeable for Common Units (other than Units issued pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than the grant of options pursuant to option plans existing on the date hereof), or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. and RBC Capital Markets Corporation; provided, however, that the foregoing restrictions do not apply to: (A) Common Units to be issued by the Partnership to non-employee directors as described in the Prospectus or restricted units, phantom units and options issued under the Long-Term Incentive Plan of the Partnership, and (B) Common Units to be issued by the Partnership in connection with acquisitions provided that, (1) such issuance is made pursuant to Section 5.7(b) of the Partnership Agreement and (2) the recipients of such Common Units agree in writing to be bound by the foregoing restrictions of this Section 6(i) by executing a letter or letters substantially in the form of Exhibit D hereto. Each of Penn Virginia Resource LP Corp. and Kanawha Rail Corp. and each executive officer and director of the General Partner shall furnish to the Underwriters, prior to the First Delivery Date, a letter or letters, substantially in the form of Exhibit D hereto, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into or exchangeable for Common Units or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, in each case for a period of 90 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc. and RBC Capital Markets Corporation.

7. Further Agreements of the Peabody Parties. The Peabody Parties covenant and agree with the Penn Virginia Parties and the Underwriters:

(a) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into, or exchangeable for Common Units, or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units, or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. and RBC Capital Markets Corporation.

(b) To deliver to the Underwriters prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(c) To deliver to counsel for the Underwriters such documentation as they may reasonably request to effectuate any of the provisions hereof, with all such documentation to be in form and substance reasonably satisfactory to the Underwriters.

8. Expenses. The Penn Virginia Parties agree to pay (a) the costs incident to the authorization, sale and delivery of the Units; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statements and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statements as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), each Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) the filing fees incident to securing the review by the National Association of Securities Dealers, Inc. of the terms of sale of the Units; (f) any applicable listing or other similar fees; (g) the fees and expenses of qualifying the Units under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the cost of printing certificates representing the Units; (i) the costs and charges of any transfer agent or registrar; (j) the costs and expenses of the Partnership relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Units, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Partnership; (k) all other costs and expenses incident to the performance of the obligations of the Partnership and the Selling Unitholder under this Agreement; provided that, except as provided in this Section 8 and in Section 12, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which it may sell and the expenses of advertising any offering of the Units made by the Underwriters. The Partnership and the Selling Unitholder agree to pay any taxes payable in connection with the sale and delivery of their respective Units to the Underwriters.

9. Conditions of Underwriters’ Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Penn Virginia Parties and the Peabody Parties contained herein, to the performance by the Penn Virginia Parties and the Peabody Parties as applicable, of their respective obligations hereunder and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of a Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statements or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Underwriters.

(b) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Registration Statements and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership and the Selling Unitholder shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c) Vinson & Elkins L.L.P. shall have furnished to the Underwriters their written opinion, as counsel for the Partnership, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters, with respect to the matters set forth in Exhibit A to this Agreement.

(d) Nancy M. Snyder, General Counsel of the Partnership, shall have furnished to the Underwriters her written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters, with respect to the matters set forth in Exhibit B to this Agreement.

(e) Jeffery L. Klinger, Vice President, General Counsel and Secretary of Peabody Energy, shall have furnished to the Underwriters his written opinion, addressed to the Underwriters and dated the First Delivery Date, in form and substance satisfactory to the Underwriters, with respect to the matters set forth in Exhibit C to this Agreement.

(f) The Underwriters shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the sale of the Units, the Registration Statements, the Prospectus and other related matters as the Underwriters may reasonably require, and the Partnership and the Selling Unitholder shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(g) At the time of execution of this Agreement, the Underwriters shall have received from KPMG LLP one or more letters, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under

Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h) With respect to the letter(s) of KPMG LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “initial letters”), the Partnership shall have furnished to the Underwriters one or more letters (the “bring-down letters”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letters), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

(i) On each Delivery Date, there shall have been furnished to the Underwriters a certificate, dated such Delivery Date and addressed to the Underwriters, signed on behalf of the Partnership by the chief executive officer and the chief financial officer of the General Partner, stating that (i) the representations and warranties of the Penn Virginia Parties are true and correct, as if made at and as of such Delivery Date, and the Penn Virginia Parties have complied in all material respects with all the agreements and satisfied all the conditions on their part to be complied with or satisfied at or prior to such Delivery Date; (ii) no stop order suspending the effectiveness of a Registration Statement has been issued, and, to the knowledge of such officers, no proceeding for that purpose has been initiated or threatened by the Commission; (iii) no event contemplated by subsection (k) of this Section 9 in respect of the Partnership Group shall have occurred; and (iv) they have carefully examined the Registration Statements and the Prospectus and, in their opinion neither the Registration Statements, including the Incorporated Documents, nor the Prospectus, as of their respective effective, filing or issue dates, nor the Prospectus as of such Delivery Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(j) Peabody Energy shall have furnished to the Underwriters on the First Delivery Date a certificate, dated the First Delivery Date, signed by, or on behalf of, Peabody Energy stating that the representations, warranties and agreements of the Peabody Parties contained herein are true and correct as of the First Delivery Date and that the Peabody Parties have complied with all agreements contained herein to be performed by the Peabody Parties at or prior to the First Delivery Date.

(k) Subsequent to the execution and delivery of this Agreement, no member of the Partnership Group shall have sustained any material loss or interference with its business from fire, flood, explosion, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Prospectus, or shall have become a party to or the subject of any litigation, court or governmental action, investigation, order or decree that is materially adverse to the Partnership Group, taken as a whole; nor shall there have been a change in the partners’ capital, capital stock, members’ interests, short-term debt or long-term debt of any member of the Partnership Group or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, operations, business, prospects, management, capitalization, financial condition, results of operations or net worth of the Partnership Group other than as set forth or contemplated in the Prospectus, which loss, litigation, change or development makes it, in the judgment of Lehman Brothers Inc., impractical or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Partnership on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general domestic or international economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of Lehman Brothers Inc. and RBC Capital Markets Corporation, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(m) The Penn Virginia Parties and the Selling Unitholder shall have furnished the Underwriters such additional documents and certificates as the Underwriters or counsel for the Underwriters may reasonably request.

All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriters and to counsel for the Underwriters. The Partnership and the Selling Unitholder shall furnish to the Underwriters conformed copies of such opinions, certificates, letters and other documents in such number as they shall reasonably request.

10. Indemnification and Contribution.

(a) The Penn Virginia Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any

Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which such Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statements or the Prospectus or in any amendment or supplement thereto or (B) in any written or electronically produced materials or information electronically provided to investors by, or with the approval of, the Partnership in connection with the marketing of the offering of the Common Units (“Marketing Materials”), (ii) the omission or alleged omission to state in the Registration Statements, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto, any material fact necessary to make the statements therein, in light of the circumstance under which they were made, not misleading, or (iv) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i), (ii) or (iii) above (provided that the Penn Virginia Parties shall not be liable under this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Penn Virginia Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statements or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with (A) written information concerning the Underwriters furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion therein which information consists solely of the information specified in Section 10(f); or (B) written information concerning the Peabody Parties furnished to the Partnership by or on behalf of the Peabody Parties specifically for inclusion therein which information consists solely of the information appearing in the Prospectus under the caption “Selling Unitholder”; and provided, further, that with respect to any Preliminary Prospectus, the foregoing indemnity in this Section 10(a) shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Units, or any of its directors, officers or employees or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to such Underwriter and a copy of the Prospectus (as then amended or supplemented if the Partnership shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriters to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Units to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability, action or expense. The foregoing indemnity agreement is in addition to any liability which the Penn Virginia Parties may otherwise have to the Underwriters or to any officer, employee or controlling person of the Underwriters.

(b) The Peabody Parties, jointly and severally, shall indemnify and hold harmless each Underwriter and the Penn Virginia Parties, their officers and employees, and each person, if any, who controls any Underwriter or the Penn Virginia Parties within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Units), to which such Underwriter, the Penn Virginia Parties, their officers, employees or any controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statements or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Registration Statements, or in any amendments or supplements thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto, any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter, the Penn Virginia Parties, their officers and employees and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter, the Penn Virginia Parties, their officers and employees or any controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred, in each case to the extent, and only to the extent, that such untrue statement or omission or alleged untrue statement or omission relates to information under the caption “Selling Unitholder” or was made in reliance upon or in conformity with written information furnished to the Partnership by the Peabody Parties specifically for inclusion therein, it being understood and agreed that the only such written information furnished by the Peabody Parties appears in the Prospectus under the caption “Selling Unitholder”; provided, however, that the Peabody Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning the Underwriters furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion therein which information consists solely of the information specified in Section 10(f); provided, further, that with respect to the Preliminary Prospectus, the foregoing indemnity in this Section 10(b) shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Units, or any of its directors, officers or employees or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriters and a copy of the Prospectus (as then amended or supplemented if the Partnership shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriters to such person, if required by law so to have delivered, at or prior to the written confirmation of the sale of the Units to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability, action or expense. The foregoing indemnity agreement is in addition to any liability which the Peabody Parties may otherwise have to the Underwriters or any of the Penn Virginia Parties or any officer, employee or controlling person of the Underwriters or any of the Penn Virginia Parties.

(c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Penn Virginia Parties, their officers and employees, each of their directors, and each person, if any, who controls the Penn Virginia Parties within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Penn Virginia Parties or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statements or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Registration Statements, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto, any material fact necessary to make the statements therein, in light of the circumstances under which there were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriters furnished to the Penn Virginia Parties by or on behalf of the Underwriters specifically for inclusion therein which information consists solely of the information specified in Section 10(f), and shall reimburse the Penn Virginia Parties and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Penn Virginia Parties or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriters may otherwise have to the Penn Virginia Parties or any such director, officer, employee or controlling person.

(d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that Lehman Brothers Inc. and RBC Capital Markets

Corporation, as representatives of the several underwriters, shall have the right to employ counsel to represent jointly the Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Partnership or the Peabody Parties under this Section 10 if, in the reasonable judgment of Lehman Brothers Inc. and RBC Capital Markets Corporation, as representatives of the several underwriters, it is advisable for the Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of one such separate counsel (plus one local counsel if necessary in the opinion of counsel to the indemnified party) shall be paid by the Partnership or the Peabody Parties. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership and the Peabody Parties, on the one hand, and the Underwriters, on the other hand, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Penn Virginia Parties and the Peabody Parties, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Partnership and the Peabody Parties on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Partnership and the Peabody Parties, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Units under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Penn Virginia Parties, the Peabody Parties or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Penn Virginia Parties, the Peabody Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

(f) The Underwriters severally confirm and the Penn Virginia Parties acknowledge that the statements with respect to the public offering of the Units by the Underwriters set forth on the cover page of the Prospectus and the concession and reallowance figures in the fourth paragraph and the statements in the ninth, tenth, eleventh, fourteenth, fifteenth, seventeenth, eighteenth and nineteenth paragraphs appearing under the caption “Underwriting” in the Prospectus are correct and constitute the only information concerning the Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in the Registration Statements and the Prospectus.

11. Defaulting Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Units which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Units set opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the total number of Units set opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such Delivery Date if the total number of Units which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Units which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to Lehman Brothers Inc. who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to Lehman Brothers Inc. do not elect to purchase the Units which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, then this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or any of the Penn Virginia Parties or Peabody Parties, except that the Partnership and the Selling Unitholder will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto who, pursuant to this Section 11, purchases Units which a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Penn Virginia Parties or the Peabody Parties, including expenses paid pursuant to Section 8 and 13, for damages caused by its default. If other underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either Lehman Brothers Inc. or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statements, the Prospectus or in any other document or arrangement.

12. Termination. The obligations of the Underwriters hereunder may be terminated by Lehman Brothers Inc. by notice given to and received by the Partnership and the Selling Unitholder prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Section 9(k) or 9(l) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

13. Reimbursement of Underwriters’ Expenses. If the Selling Unitholder shall fail to tender the Peabody Units for delivery to the Underwriters by reason of any failure, refusal or inability on the part of any Peabody Party to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Peabody Parties is not fulfilled, the Peabody Parties, jointly and severally, will reimburse the Underwriters and the Penn Virginia Parties for all reasonable out of pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters and the Penn Virginia Parties in connection with this Agreement and the proposed purchase of the Units, and upon demand the Peabody Parties shall pay the full amount thereof to the Underwriters and the Penn Virginia Parties, as appropriate. If the Partnership shall fail to tender the Partnership Units for delivery to the Underwriters by reason of any failure, refusal or inability on the part of any member of the Penn Virginia Parties to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Penn Virginia Parties is not fulfilled, the Penn Virginia Parties will, jointly and severally, reimburse the Underwriters and the Peabody Parties for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters and the Peabody Parties in connection with this Agreement and the proposed purchase of the Units, and upon demand the Penn Virginia Parties shall pay the full amount thereof to the Underwriters and the Peabody Parties, as appropriate. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters or pursuant to Section 9(l), neither the Peabody Parties nor the Penn Virginia Parties shall be obligated to reimburse the Underwriters on account of their expenses.

14. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to any of the Penn Virginia Parties, shall be delivered or sent by mail, telex or facsimile transmission to such Penn Virginia Party at 100 Matsonford Road, Suite 230, Radnor, Pennsylvania 19087, Attention: Ms. Nancy M. Snyder, General Counsel (Fax: 610/687-3688);

(b) if to the Underwriters, such notice shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 10(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 745 7th Avenue, New York, New York 10019 (telecopier no. 212-526-0943); and

(c) if to the Peabody Parties, shall be delivered or sent by mail or telecopy transmission to Peabody Energy Corporation, 701 Market Street, St. Louis, Missouri 63102-2401, Attention Mr. Jeffery L. Klinger, Esquire, Vice President, General Counsel and Secretary (telecopier no. 314-342-3419).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Partnership and the Peabody Parties shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Peabody Parties or the Partnership.

15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Peabody Parties, the Penn Virginia Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Peabody Parties and the Penn Virginia Parties contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriters within the meaning of Section 15 of the Securities Act, (B) the indemnity agreement of the Peabody Parties contained in Section 10(b) of this Agreement shall be deemed to be for the benefit of directors of the General Partner, officers of the General Partner who have signed the Registration Statements and any person controlling any of the Penn Virginia Parties within the meaning of Section 15 of the Securities Act, and (C) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the General Partner, officers of the General Partner who have signed the Registration Statements and any person controlling any of the Penn Virginia Parties within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16. Survival. The respective indemnities, representations, warranties and agreements of the Penn Virginia Parties, the Peabody Parties and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17. Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange is open for trading, and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Penn Virginia Parties, the Peabody Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

PENN VIRGINIA RESOURCE GP, LLC

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Vice President and General Counsel

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC, its general partner

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Vice President and General Counsel

PENN VIRGINIA OPERATING CO., LLC

By:	Penn Virginia Resource Partners, L.P., its sole member

	By:	Penn Virginia Resource GP, LLC, its
general partner

	By:	/s/ Nancy M. Snyder
	Name:	Nancy M. Snyder
	Title:	Vice President and General Counsel

PEABODY NATURAL RESOURCES COMPANY

By:	Gold Fields Mining Corporation, partner

By:	/s/ Roger B. Walcott, Jr.
	Name:	Roger B. Walcott, Jr.
	Title:	President

PEABODY ENERGY CORPORATION

By:	/s/ John F. Quinn, Jr.
	Name:	John F. Quinn, Jr
	Title:	Vice President

Lehman Brothers Inc.

RBC Capital Markets Corporation

UBS Securities LLC

A.G. Edwards & Sons, Inc.

Friedman, Billings, Ramsey & Co., Inc.

Sanders Morris Harris Inc.

Accepted:

By:	LEHMAN BROTHERS INC.

By:	/s/ Kyri Loupis
Authorized Representative

By:	RBC CAPITAL MARKETS CORPORATION

By:	/s/ Joseph L. Morea
Authorized Representative

SCHEDULE I

Number of Firm Units to be Purchased
Lehman Brothers Inc.	1,105,500
RBC Capital Markets Corporation	837,500
UBS Securities LLC	569,500
A. G. Edwards & Sons, Inc.	435,500
Friedman, Billings, Ramsey & Co., Inc.	217,750
Sanders Morris Harris Inc.	184,250

Total	3,350,000

EXHIBIT A

FORM OF OPINION OF VINSON & ELKINS L.L.P.

(a) The Partnership has been duly formed and is validly existing and in good standing as a limited partnership under the Delaware LP Act with all necessary partnership power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Registration Statements and the Prospectus. The Partnership has been duly registered or qualified as a foreign limited partnership for the transaction of business under the jurisdictions set forth under Annex I to this Opinion.

(b) The Operating Company has been duly formed and is validly existing and in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Registration Statements and the Prospectus. The Operating Company is duly registered or qualified as a foreign limited liability company for the transaction of business under the jurisdictions set forth under Annex I to this Opinion.

(c) The General Partner has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties, to conduct its business and to act as general partner of the Partnership, in each case in all material respects as described in the Registration Statements and the Prospectus. The General Partner is duly registered or qualified as a foreign limited liability company for the transaction of business under the jurisdictions set forth under Annex I to this Opinion.

(d) The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

(e) The Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under “Description of the Common Units—Limited Liability”); and the General Partner owns the Incentive Distribution Rights free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

(f) All outstanding Common Units and Subordinated Units and the limited partner interests represented thereby issued in connection with the Partnership’s initial public offering (including pursuant to the underwriters’ over-allotment option) or issued to the Selling Unitholder have been authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Registration Statements under the caption “Description of the Common Units – Limited Liability”); the Partnership Units or the Option Units, as the case may be, and the limited partner interests represented thereby have been duly authorized by the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable (except as such non-assessability may be affected by matters described in the Registration Statements under the caption “Description of the Common Units – Limited Liability”).

(g) The Partnership is the sole member of the Operating Company with a 100% membership interest in the Operating Company; such membership interest has been duly authorized and validly issued in accordance with the Operating Company Agreement and is fully paid (to the extent required under the Operating Company Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Partnership owns such membership interest, free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

(h) The Operating Company owns a 100% membership interest in each of Loadout LLC, Wise LLC, K Rail LLC, Suncrest LLC, Fieldcrest LLC and PVR Midstream LLC; such membership interests have been duly authorized and validly issued in accordance with their respective Operating Subsidiary LLC Agreements and are fully paid (to the extent required under their respective Operating Subsidiary LLC Agreements) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Company owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Company as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or under the Delaware LLC Act or as set forth in the Prospectus.

(i) GP Corp. owns a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the General Partner LLC Agreement and is fully paid (to the extent required under the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and GP Corp. owns such membership interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming GP Corp. as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

(j) Resource Holdings owns 100% of the issued and outstanding capital stock of GP Corp.; such stock has been duly authorized and validly issued and is fully paid and nonassessable; and Resource Holdings owns such stock free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Resource Holdings is on file with the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DGCL.

(k) Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, (i) any limited partner interests in the Partnership or any limited liability company interests in the General Partner, the Operating Company or any Operating Subsidiaries, in each case pursuant to the Partnership Agreement, the Operating Company Agreement, the General Partner LLC Agreement or the applicable Operating Subsidiary LLC Agreements. To such counsel’s knowledge and except as provided in the Partnership Agreement and the Registration Rights Agreement dated as of December 19, 2002 by and between the Partnership and the Selling Unitholder, neither the offering or sale of the Units as contemplated by the Underwriting Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership or any of its subsidiaries.

(l) The Underwriting Agreement has been duly authorized and validly executed and delivered by each of the General Partner, the Partnership and the Operating Company.

(m) The Partnership Agreement constitutes a valid and legally binding obligation of the General Partner, enforceable against the General Partner in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(n) None of the execution, delivery and performance of the Underwriting Agreement by the Penn Virginia Parties, or the consummation of the transactions contemplated thereby (i) constitutes or will constitute a violation of the certificate of limited partnership, agreement of limited partnership, limited liability company operating agreement, or other organizational documents of any member of the Partnership Group, (ii) violates or will violate the Delaware LP Act, the Delaware LLC Act or the DGCL or any federal statute, or (iii) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any member of the Partnership Group, which breaches, violations, defaults or liens, in the case of clauses (ii) and (iii), would, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business or results of operations of the Partnership Group, taken as a whole.

(o) No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) under the Delaware LP Act, the Delaware LLC Act, the DGCL or federal law is required for the execution, delivery and performance of the Underwriting Agreement by the Penn Virginia Parties or the consummation of the transactions contemplated thereby, except for such consents required under the Securities Act and the Exchange Act or under state securities or “Blue Sky” laws, as to which such counsel need not express any opinion.

(p) The statements in the Registration Statements under the captions “Cash Distributions” and “Description of the Common Units”, insofar as they constitute descriptions of agreements or refer to statements of law or legal conclusions, are accurate and complete in all material respects. The Common Units conform in all material respects to the descriptions thereof contained in the Registration Statements under the captions “Cash Distributions” and “Description of the Common Units.”

(q) The opinion of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to each Registration Statement is confirmed and the Underwriters may rely upon such opinions as if such opinions were addressed to the Underwriters.

(r) The Universal Shelf Registration Statement was declared effective under the Securities Act on June 25, 2003 and the Resale Registration Statement was declared effective under the Securities Act on August 1, 2003. To the knowledge of such counsel, no stop order suspending the effectiveness of either Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule.

(s) The Registration Statements and the Prospectus, including any Incorporated Documents (except for the financial statements and the notes and the schedules thereto, the reserve information contained therein or incorporated by reference and the other financial, statistical and accounting data included in or incorporated by reference in the Registration Statements or the Prospectus, as to which such counsel need not express any opinion), comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder.

(t) To the knowledge of such counsel, (i) there are no legal or governmental proceedings pending or threatened to which any member of the Partnership Group or to which any member of the Partnership Group is a party or to which any of their respective properties is subject that are required to be disclosed in the Prospectus and are not so disclosed as required and (ii) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements that are not described or filed as required by the Securities Act.

(u) No member of the Partnership Group is an “investment company” as such term is defined in the Investment Company Act of 1940, as amended, or a “public utility holding company” or “holding company” within the meaning of the Public Utility Holding Company Act of 1935, as amended.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Penn Virginia Parties and the independent public accountants of the Partnership and your representatives at which the contents of the Registration Statements and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that the Registration Statements (other than (i) the financial statements included therein or incorporated by reference, including the notes and schedules thereto and the auditors’ reports thereon, (ii) the other financial, statistical and accounting data included therein or incorporated by reference and (iii) the reserve information included therein or incorporated by reference, as to which such counsel need not comment), at the time the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2004 was filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than (i) the financial statements included therein or incorporated by reference, including the notes and schedules thereto and the auditors’ reports thereon, (ii) the other financial, statistical and accounting data included therein or incorporated by reference and (iii) the reserve information included therein or incorporated by reference, as to which such counsel need not comment), as of its issue date and as of each Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon the representations of the Penn Virginia Parties set forth in this Underwriting Agreement and on certificates of officers and employees of the Penn Virginia Parties and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act and the DGCL, (D) with respect to the opinions expressed in subparagraphs (a) through (c) above as to the due qualification or registration as a foreign limited partnership, corporation or limited liability company, as the case may be, of the Partnership, the Operating Company and the General Partner, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the states listed on Annex I (each of which will be dated not more than fourteen days prior to such Delivery Date and shall be provided to you) and (E) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any member of the Partnership Group may be subject.

EXHIBIT B

FORM OF OPINION OF NANCY M. SNYDER

(a) Penn Virginia Holdings Corp. (“PV Holdings”) owns 100% of the issued and outstanding capital stock of Penn Virginia Resource Holding Corp. (“Resource Holdings”); such stock has been duly authorized and validly issued and is fully paid and nonassessable; and PV Holding owns such stock free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming PV Holding is on file in the office of the Secretary of State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DGCL.

(b) Penn Virginia owns 100% of the issued and outstanding capital stock of PV Holding; such stock has been duly authorized and validly issued and is fully paid and nonassessable; and Penn Virginia owns such stock free and clear of all liens, encumbrances, security interests, charges of claims (i) in respect of which a financing statement under the Uniform Commercial Code of the Commonwealth of Virginia naming Penn Virginia as a debtor is on file in the office of the State Corporation Commission of the Commonwealth of Virginia or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Code of Virginia or those arising under the Pledge Agreement dated as of December 4, 2003 in favor of Bank One, N.A. as Administrative Agent, under the Amended and Restated Credit Agreement dated December 4, 2003.

(c) As of March 7, 2005, the issued and outstanding limited partnership interests of the Partnership consist of 12,338,458 Common Units and 5,737,410 Subordinated Units. Penn Virginia indirectly, through one or more direct or indirect wholly owned subsidiaries, owns 2,048,426 Common Units and 5,737,410 Subordinated Units, in each case, free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Penn Virginia Resource LP Corp. or Kanawha Rail Corp. as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act. All outstanding Common Units and the limited partner interests represented thereby have been authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in the Registration Statements under the caption “Description of the Common Units – Limited Liability”).

(d) None of the execution, delivery and performance of the Underwriting Agreement by the Partnership Entities which are party thereto, and the consummation of the transactions contemplated hereby and thereby, (i) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any agreement, lease or other instrument known to such counsel to which any of the Partnership Entities or any of their properties may be bound, or (ii) violates or will violate any order, judgment, decree or injunction known to such counsel of any court or governmental agency or body directed to any of the Partnership Entities or any of their properties in a proceeding to which any of them or their property is subject, which breach, violation or default, in the case of clause (i) or (ii), would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or other), business or results of operations of the Partnership Entities, taken as a whole.

(e) To the knowledge of such counsel, each of the Partnership Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus, and except for such permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the operations conducted by the Partnership Entities, taken as a whole, and, to the knowledge of such counsel, none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any such permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect upon the Partnership Entities, taken as a whole.

(f) To the knowledge of such counsel, none of the Partnership Entities is (i) in violation of its certificate or agreement of limited partnership, limited liability company agreement or other organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a material adverse effect on the condition (financial or other), business or results of operations of the Partnership Entities, taken as a whole, or could materially impair the ability of any of the Partnership Entities to perform their obligations under the Underwriting Agreement.

(g) Except as described in the Prospectus, to the knowledge of such counsel, there is no litigation, proceeding or governmental investigation pending or threatening against any of the Partnership Entities or to which any of the Partnership Entities is a party or to which any of their respective properties is subject, which, if adversely determined to such Partnership Entity, is reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Partnership Entity, taken as a whole.

(h) Except as described in the Prospectus, to the knowledge of such counsel, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, (i) any limited partner interests in the Partnership or (ii) any limited liability company interests in the General Partner, the Operating Company, Loadout LLC, Wise LLC, K Rail LLC, Suncrest LLC, Fieldcrest LLC or PVR Midstream LLC, in each case pursuant to any agreement to which any of such entities is a party or is bound (other than the General Partner LLC Agreement and the Operative Agreements).

In addition, such counsel shall state that she has participated in conferences with officers and other representatives of the Penn Virginia Parties and the independent public accountants of the Partnership and your representatives at which the contents of the Registration Statements and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements and the Prospectus, based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that the Registration Statements (other than (i) the financial statements included therein or incorporated by reference, including the notes and schedules thereto and the auditors’ reports thereon, (ii) the other financial, statistical and accounting data included therein or incorporated by reference and (iii) the reserve information included therein or incorporated by reference, as to which such counsel need not comment), at the time the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2004 was filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than (i) the financial statements included therein or incorporated by reference, including the notes and schedules thereto and the auditors’ reports thereon, (ii) the other financial, statistical and accounting data included therein or incorporated by reference and (iii) the reserve information included therein or incorporated by reference, as to which such counsel need not comment), as of its issue date and as of each Delivery Date contained or contains, an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon the representations of the Penn Virginia Parties set forth in this Agreement and in certificates of officers and employees of the Penn Virginia Entities and upon information obtained from public officials, (B) assume that all documents submitted to her as originals are authentic, that all copies submitted to her conform to the originals thereof, and that the signatures on all documents examined by her are genuine, (C) state that such opinions are limited to federal laws, the Delaware LP Act, the Delaware LLC Act and the DGCL and (D) state that she expresses no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any member of the Partnership Group may be subject.

EXHIBIT C

FORM OF OPINION OF JEFFERY L. KLINGER

(a) Peabody Energy is a corporation duly incorporated and validly existing under the laws of the State of Delaware with full corporate power and authority to own and lease its properties and to conduct its business, in each case in all material respects.

(b) Peabody Energy indirectly, through one or more direct or indirect wholly owned subsidiaries, owns all of the outstanding partnership interests of the Selling Unitholder; such partnership interests have been duly authorized and validly issued in accordance with the partnership agreement of the Selling Unitholder, and are fully paid and nonassessable; such partnership interests are owned free and clear of all liens, encumbrances, security interests, charges or claims.

(c) The Selling Unitholder is a general partnership duly formed and validly existing in good standing under the laws of the State of Delaware with full partnership power and authority to own and lease its properties and to conduct its business, in each case in all material respects.

(d) The Selling Unitholder is the sole registered owner of the Peabody Units and the Selling Unitholder owns such Peabody Units free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming such Selling Unitholder as debtor is on file in the office of the Secretary of State of such state or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act; and has full partnership power and authority to sell, assign, transfer and deliver the Peabody Units to be sold by the Selling Unitholder hereunder.

(e) Assuming that the Underwriters do not have notice of any adverse claim (as defined in Sections 8-102 and 8-105 of the New York Uniform Commercial Code) to the Peabody Units, upon delivery to the Underwriters of certificates evidencing the Peabody Units and payment by the Underwriters of the purchase price therefor, the Underwriters, or their nominees, will each be a “protected purchaser” (as such term is used in Section 8-303 of the New York Uniform Commercial Code).

(f) To the knowledge of such counsel, no consent of or with any court, governmental agency or body having jurisdiction over the Peabody Parties or any of their respective properties is required in connection with the execution, delivery and performance of this Agreement, or the consummation by the Peabody Parties of the transactions contemplated by this Agreement, except for such consents required under the Securities Act, Exchange Act and state securities or “Blue Sky” laws.

(g) None of the execution, delivery and performance of this Agreement by the Peabody Parties or the consummation of the transactions contemplated hereby (i) constitutes or will constitute a violation of the organizational documents of any of the Peabody Parties, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice

C-1

or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which any of the Peabody Parties is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction known to such counsel of any court or governmental agency or body directed to any of the Peabody Parties or any of their properties in a proceeding to which any of them or their property is or was a party, or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Peabody Parties, which conflicts, breaches, violations, defaults or liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a material adverse effect on the condition, (financial or otherwise), business, prospects, assets or results of operations of the Peabody Parties, taken as a whole.

(h) This Agreement has been duly authorized, executed and delivered by the Peabody Parties.

In addition, such counsel has reviewed the Resale Registration Statement and the Prospectus, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Resale Registration Statement and the Prospectus, no facts have come to such counsel’s attention that lead such counsel to believe that the statements under the caption “Selling Unitholder” in the Resale Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the statements under the caption “Selling Unitholder” in the Prospectus, as of its issue date and as of each Delivery Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon representations of the Peabody Parties set forth in this Agreement and upon certificates of the Selling Unitholder and upon information obtained from public officials and (B) assume that the documents submitted to them as originals thereof, and that the signatures on all documents examined by such counsel are genuine, and the legal capacity of natural persons.

C-2

EXHIBIT D

LEHMAN BROTHERS INC.	MARCH 10, 2005
RBC CAPITAL MARKETS CORPORATION
UBS SECURITIES LLC
A. G. EDWARDS & SONS, INC.
FRIEDMAN, BILLINGS, RAMSEY & CO. INC.
SANDERS MORRIS HARRIS INC.

C/O LEHMAN BROTHERS INC.
745 SEVENTH AVENUE
NEW YORK, NEW YORK 10019

Ladies and Gentlemen:

The undersigned understands that you propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) among Penn Virginia Resource Partners, L.P. (the “Partnership”), Penn Virginia Resource GP, LLC, Penn Virginia Operating Co., LLC, Peabody Natural Resources Company (the “Selling Unitholder”), Peabody Energy Corporation (“Peabody Energy”) and Lehman Brothers Inc., RBC Capital Markets Corporation, UBS Securities LLC, A.G. Edwards & Sons, Inc., Friedman, Billings, Ramsey & Co., Inc. and Sanders Morris Harris Inc., as Underwriters (the “Underwriters”), providing for the purchase by you from the Partnership and/or the Selling Unitholder of common units representing limited partner interests (the “Common Units”) in the Partnership, and that the Underwriters propose to reoffer the Common Units to the public (the “Offering”). Capitalized terms used but not defined herein have the meanings given to them in the Underwriting Agreement.

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. and RBC Capital Markets Corporation, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Units owned by the undersigned on the date of execution of this Lock-up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, for a period of 90 days from the date of the Prospectus (as defined in the Underwriting Agreement).

In furtherance of the foregoing, the Partnership and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

D-1

It is understood that, if the Selling Unitholder or the Partnership notifies you that they do not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Units, we will be released from our obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership, the Selling Unitholder and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership, the Selling Unitholder and the Underwriters.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the [heirs, personal representatives,] [Note: use this language for lock-ups signed by natural persons] [successors and assigns] [Note: use this language for lock-ups signed by Penn Virginia affiliate companies] of the undersigned.

Yours very truly,

Dated: March 10, 2005

D-2

ANNEX I

FOREIGN QUALIFICATIONS

General Partner

Kentucky

West Virginia

Virginia

New Mexico

Partnership

Kentucky

West Virginia

Virginia

New Mexico

Operating Company

Kentucky

West Virginia

Virginia

Loadout LLC

Virginia

West Virginia

K Rail LLC

West Virginia

Wise LLC

Virginia

Suncrest LLC

West Virginia

Fieldcrest LLC

New Mexico

PVR Midstream LLC

Texas

Oklahoma